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                     CLASS A, CLASS B AND CLASS C SHARES OF

                             AIM BASIC VALUE II FUND

                       Supplement dated September 15, 2004
           to the Prospectus dated February 27, 2004, as supplemented
      February 27, 2004, May 18, 2004, July 16, 2004 and September 8, 2004


The changes noted below will become effective September 15, 2004.

At a meeting held on September 13-15, 2004, the Board of Trustees of AIM Equity Funds, on behalf of AIM Basic Value II Fund, voted to change the fund's name to "AIM Select Basic Value Fund."